[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]


                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL
                                GOVERNMENTS SERIES
                                (FORMERLY MFS(R) WORLD GOVERNMENTS SERIES

MFS(R) GLOBAL GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
James T. Swanson*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

---------------------------------------------------------------------------------------
  NOT FDIC INSURED                   MAY LOSE VALUE                 NO BANK GUARANTEE
---------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended December 31, 1999, the Series provided a total return of -2.50% (including the reinvestment of any distributions). This compares to a -5.08% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Our investments in the emerging markets, mortgages, and corporate bonds served us very well, though corporate bonds had hurt us a bit earlier in the year. After performing well during the first four to five months of the year, corporate bond yields increased (and prices dropped) from June to September. That hurt the portfolio's holdings in high-yield and investment-grade corporate bonds. During the past few months, though, yields came back down again and prices went up. Mortgages went through a similar cycle, helping us earlier in the year, suffering a setback in the summer, and then coming back nicely in the fall.

Our exposure to European currency hurt us a bit when the euro collapsed. Still, the portfolio suffered less than the Morgan Index. What helped us was the fact that we changed the portfolio's currency exposure to 75% dollar and 25% foreign currency during the year, from our previous neutral position of about 40% dollar and 60% foreign currency. The fact that more of the portfolio's assets were denominated in dollars, rather than in foreign currency, meant it was less susceptible to the volatility in the currency markets during the year.

Because corporate-bond yields have come down again, we have been and continue to be optimistic about this sector. We started the year heavily invested in high-yield corporates but we've since balanced that out with high-grade corporate bonds. While we have a positive outlook on corporates in general, we're a little cautious on high-yield bonds specifically, since we've seen a rise in defaults in these bonds at a time when the economy is still pretty robust. We do have a positive outlook for mortgages, given that we expect these yields to come down further. We also favor European corporate bonds, because that market is just developing, and there seems to be a strong appetite for them. We think the demand for these bonds will continue, and we plan to add to our investments in Europe. Finally, we still like the emerging markets, although their yields have now dropped to a lower range.

We have overweighted our holdings in dollar-bloc countries like New Zealand and Australia versus the index. In government bonds only, we've been somewhat tilted toward Europe, favoring the non-EMU (European monetary union) countries like Sweden, Denmark, Greece, and the United Kingdom.

I think Greece has been and will continue to be a very interesting market. It is expected to join EMU at the end of next year. Greece is the last of the high-yield markets projected to drop its bond yields toward those of current EMU countries. That makes it an attractive market. We've been investing all year in drachma-denominated paper and Greek government paper issued in euros. We have also been overweighted in Sweden and Denmark. Sweden has been a bit of a rollercoaster ride, performing very well in the first few months of the year, selling off sharply in March and April based on changing sentiment as to whether or not they would join EMU, and now coming back most of the way.

We have invested in some Japanese bonds this year, ranging from 7% to 12% of the portfolio's assets and currently at 10%, because this market has been a good diversifier. Because of weakness in the Japanese economy and lack of inflation, they haven't suffered from the same cycles and yield pressures as the United States and Europe. So, we feel Japan has longer-term secular prospects of a substantial rise in yield as the recovery takes hold.

We are fairly optimistic that the emerging markets will continue to recover. Still, though some of these markets have bounced back very vigorously, we tend to treat that with a grain of salt. They dropped off so sharply that a similar bounce back seems natural to us. Barring another crisis, we believe most of the recovery in markets like Latin America and Asia is probably sustainable for the next few years. The tough question is whether they've made enough progress on restructuring to avoid a similar crisis five years from now. Regarding our investments in the emerging markets, although these yields have come down quite a bit, we feel there are positive developments that could help move them down further. That could provide opportunities for good performance from these markets going forward. During the year, we have invested from 5% to 15% in the emerging markets, and we're currently at about 8%. We may add to that a bit, perhaps going up to 10%, but we're not likely to invest a lot more in these markets at this point.

Because global growth and the threat of a pickup in inflation are keeping upward pressure on yields, we're most cautious on duration (an indicator of interest-rate sensitivity). We're a bit defensive and concerned that rates may be rising here, but we're not expecting a huge sell-off. We think that ultimately the inflation threat will be modest -- particularly with the central banks trying to keep rates down. So, we're not basing our investments on the idea that inflation will get out of control.

    Respectfully,

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Strategic Income Fund, MFS(R) Global Governments Fund, MFS(R) Global Governments Series (part of MFS(R) Variable Insurance Trust(SM)), the Strategic Income Series offered through MFS(R)/Sun Life annuity products, and two closed-end funds, MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

Mr. Swanson joined MFS in 1985 as Vice President and was named Senior Vice President in 1989. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. Mr. Swanson is a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company- oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: June 14, 1994

Size: $45.1 million net assets as of December 31, 1999


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1999. Index information is from
June 1, 1994.)

                      MFS Global         J.P. Morgan Global
                  Governments Series    Government Bond Index
                  ------------------    ---------------------
June, 1994             $10,000                 $10,000
December, 1995          11,528                  12,271
December, 1996          11,993                  12,811
December, 1997          11,858                  12,990
December, 1998          12,794                  14,980
December, 1999          12,475                  14,219

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                       1 Year           3 Years           5 Years             Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                -2.50%            +4.02%           +23.77%           +24.75%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            -2.50%            +1.32%           + 4.36%           + 4.07%
---------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                       1 Year           3 Years           5 Years             Life*
---------------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#(+)           -5.08%            +3.54%           + 6.69%           + 6.51%
---------------------------------------------------------------------------------------------------------------------
*   For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1999.
    Index information is from June 1, 1994.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These securities may provide greater returns but also involve greater risk than U.S. investments. These risks may increase share price volatility. Please see prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Bonds - 89.0%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 67.0%
  Automotive - 5.3%
    Ford Motor Credit Co., 6.375s, 2008                                $    425           $   392,828
    Ford Motor Credit Co., 6.7s, 2004                                     1,250             1,223,437
    General Motors Corp., 9.4s, 2021                                        662               768,085
                                                                                          -----------
                                                                                          $ 2,384,350
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.3%
    Midland Funding Corp., 10.33s, 2002                                $    121           $   124,150
-----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.2%
    Gaylord Container Corp., 9.75s, 2007                               $    500           $   470,000
    Riverwood International Corp., 10.25s, 2006                             500               507,500
                                                                                          -----------
                                                                                          $   977,500
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Time Warner Entertainment Co. LP, 8.375s, 2033                     $    427           $   442,795
-----------------------------------------------------------------------------------------------------
  Industrial - 1.1%
    Hayes Wheels International, Inc., 9.125s, 2007                     $    500           $   483,750
-----------------------------------------------------------------------------------------------------
  Media - 3.2%
    Adelphia Communications Corp., 8.375s, 2008                        $    500           $   465,000
    Chancellor Media Corp., 8.125s, 2007                                    500               501,250
    Hollinger International Publishing, Inc., 9.25s, 2007                   500               492,500
                                                                                          -----------
                                                                                          $ 1,458,750
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Tenet Healthcare, 0s, 2002                                         $    176           $   137,720
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.1%
    AK Steel Holdings Corp., 9.125s, 2006                              $    500           $   507,500
-----------------------------------------------------------------------------------------------------
  Telecommunications - 6.0%
    Charter Communications Holdings, 8.25s, 2007                       $    500           $   465,000
    Nextel Communications, Inc. 0s to 2003, 9.95s to 2008                 1,000               702,500
    Nextlink Communications, Inc., 10.75s, 2009                             500               515,000
    PSINET, Inc., 11s, 2009                                                 500               515,000
    United Pan Europe, 10.875s, 2009##                                      500               511,250
                                                                                          -----------
                                                                                          $ 2,708,750
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 7.6%
    FNMA, 1.75s, 2008                                             JPY    50,000           $   499,853
    GNMA, 6.5s, 2027 - 2028                                            $  3,141             2,947,652
                                                                                      ---------------
                                                                                      $     3,447,505
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 38.9%
    U.S. Treasury Bonds, 9.875s, 2015                                  $    440           $   569,114
    U.S. Treasury Bonds, 5.25s, 2028                                        392               322,910
    U.S. Treasury Bonds, 5.25s, 2029                                      5,488             4,537,862
    U.S. Treasury Notes, 5.5s, 2000                                       1,000               998,750
    U.S. Treasury Notes, 6.625s, 2002                                     1,900             1,914,554
    U.S. Treasury Notes, 5.5s, 2003                                       5,459             5,328,059
    U.S. Treasury Notes, 6.5s, 2005                                       3,500             3,501,085
    U.S. Treasury Notes, 6s, 2009                                           361               349,719
                                                                                          -----------
                                                                                          $17,522,053
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $30,194,823
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 22.0%
  Bulgaria - 1.1%
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                                             $    500           $   495,000
-----------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Government of Canada, 5s, 2004                                CAD       746           $   490,536
-----------------------------------------------------------------------------------------------------
  Denmark - 1.3%
    Nykredit (Mortgage Banks), 6s, 2029                           DKK     2,313           $   291,557
    Nykredit (Mortgage Banks), 7s, 2032                                   2,217               292,281
                                                                                          -----------
                                                                                          $   583,838
-----------------------------------------------------------------------------------------------------
  France - 1.6%
    Republic of France, 3.5s, 2004                                EUR       307           $   292,793
    Republic of France, 4s, 2009                                            470               421,270
                                                                                          -----------
                                                                                          $   714,063
-----------------------------------------------------------------------------------------------------
  Germany - 3.8%
    Depfa Pfandbriefbank, 5.5s, 2010 (Banks and Credit Cos.)      EUR       140           $   138,104
    Federal Republic of Germany, 4.5s, 2009                               1,041               981,818
    Treuhandanstalt, 6.625s, 2003                                           428               456,039
    Deutschland Republic, 6.875s, 2005                                       31                33,858
    Deutschland Republic, 6.5s, 2027                                         79                84,852
                                                                                          -----------
                                                                                          $ 1,694,671
-----------------------------------------------------------------------------------------------------
  Greece - 2.2%
    Hellenic Republic, 8.01s, 2003                                GRD   104,000           $   339,099
    Hellenic Republic, 8.7s, 2005                                        84,000               281,197
    Hellenic Republic, 5.75s, 2008                                EUR       357               357,018
                                                                                          -----------
                                                                                          $   977,314
-----------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 5s, 2008                                   EUR       481           $   468,865
-----------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank Norway, 7.35s, 2049 (Banks and Credit Cos.)##           $    300         $     288,399
-----------------------------------------------------------------------------------------------------
  Spain - 1.9%
    Government of Spain, 6s, 2008                                 EUR       812           $   844,532
-----------------------------------------------------------------------------------------------------
  Sweden - 2.0%
    Kingdom of Sweden, 6s, 2005                                   SEK     7,500           $   903,090
-----------------------------------------------------------------------------------------------------
  United Kingdom - 5.4%
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)         $    500           $   556,250
    United Kingdom Treasury, 7s, 2002                             GBP       488               798,364
    United Kingdom Treasury, 6.75s, 2004                                    665             1,103,499
                                                                                          -----------
                                                                                          $ 2,458,113
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 9,918,421
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $42,036,269)                                                $40,113,244
-----------------------------------------------------------------------------------------------------
Preferred Stock - 1.2%
-----------------------------------------------------------------------------------------------------
                                                                         SHARES
-----------------------------------------------------------------------------------------------------
  Communication Services - 1.2%
    CSC Holdings, Inc., 11.125% (Telecommunications)*
      (Identified Cost, $543,750)                                         5,139           $   557,582
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.6%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                   $  3,415           $ 3,414,715
-----------------------------------------------------------------------------------------------------
Call Options Purchased - 0.3%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.4518                             CAD     3,073           $    46,820
    Japanese Yen/February/130.2                                   JPY    60,000                17,557
    Japanese Yen/February/128                                            90,000                43,688
    Swiss Francs/Euro/February/1.59                               CHF     6,781                 2,265
-----------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $86,495)                                     $   110,330
-----------------------------------------------------------------------------------------------------
Put Options Purchased
-----------------------------------------------------------------------------------------------------
    Euro/February/1.05                                            EUR     3,333           $    12,617
    Japanese Yen/January/110                                      JPY     6,997                 2,043
    Japanese Yen/February/109.75                                        325,148                 2,601
-----------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $40,123)                                      $    17,261
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $46,121,352)                                          $44,213,132
-----------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
-----------------------------------------------------------------------------------------------------
    Australian Dollars/April/.625                                 AUD     2,454           $   (12,396)
    Canadian Dollars/September/1.4                                CAD     2,963               (16,043)
    British Pounds/February/1.585                                 GBP     3,351               (11,489)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums  Received, $68,268)                                   $  (39,928)
-----------------------------------------------------------------------------------------------------
Put Options Written
-----------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.55                               CAD     3,281           $    (2,871)
    Japanese Government Bonds/February/130.2                      JPY    60,000                (2,290)
    Japanese Government Bonds/February/128                               90,000                (1,409)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $52,793)                                   $    (6,570)
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.0%                                                         893,918
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $45,060,552
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts in currencies other than the
U.S. dollar. A list of abbreviations is shown below.

               AUD  =  Australian Dollars                   GRD  =  Greek Drachma
               CAD  =  Canadian Dollars                     HKD  =  Hong Kong Dollars
               CHF  =  Swiss Francs                         JPY  =  Japanese Yen
               DKK  =  Danish Kroner                        NZD  =  New Zealand Dollars
               EUR  =  Euro                                 PLN  =  Polish Zloty
               GBP  =  British Pounds                       SEK  =  Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $46,121,352)                         $44,213,132
  Cash                                                                               3,933
  Net receivable for forward foreign currency exchange contracts to purchase        46,687
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                            38,861
  Receivable for Series shares sold                                                222,576
  Interest receivable                                                              790,938
  Receivable from investment adviser                                                 7,028
                                                                               -----------
      Total assets                                                             $45,323,155
                                                                               -----------
Liabilities:
  Payable for Series shares reacquired                                         $   207,187
  Net payable for forward foreign currency exchange contracts to sell                7,676
  Written options outstanding, at value (premiums received, $121,061)               46,498
  Payable to affiliates -
    Management fee                                                                     928
  Accrued expenses and other liabilities                                               314
                                                                               -----------
      Total liabilities                                                        $   262,603
                                                                               -----------
Net assets                                                                     $45,060,552
                                                                               ===========
Net assets consist of:
  Paid-in capital                                                              $45,701,554
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                           (1,762,962)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                (1,037,851)
  Accumulated undistributed net investment income                                2,159,811
                                                                               -----------
      Total                                                                    $45,060,552
                                                                               ===========
Shares of beneficial interest outstanding                                       4,491,731
                                                                                =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)                       $10.03
                                                                                 ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                              $ 2,819,441
                                                                               -----------
  Expenses -
    Management fee                                                             $   341,433
    Administrative fee                                                               5,881
    Trustees' compensation                                                           2,430
    Shareholder servicing agent fee                                                 15,932
    Custodian fee                                                                   28,667
    Printing                                                                        46,335
    Auditing fees                                                                   34,949
    Amortization of organization expenses                                              662
    Legal fees                                                                       1,981
    Miscellaneous                                                                      742
                                                                               -----------
      Total expenses                                                           $   479,012
    Fees paid indirectly                                                            (3,557)
    Reduction of expenses by investment adviser                                    (20,210)
                                                                               -----------
      Net expenses                                                             $   455,245
                                                                               -----------
        Net investment income                                                  $ 2,364,196
                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $(1,687,127)
    Written option transactions                                                    222,646
    Foreign currency transactions                                                  824,612
                                                                               -----------
      Net realized loss on investments and foreign currency transactions       $  (639,869)
                                                                               -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $(2,878,131)
    Written options                                                                 39,382
    Translation of assets and liabilities in foreign currencies                    (23,450)
                                                                               -----------
      Net unrealized loss on investments and foreign currency translation      $(2,862,199)
                                                                               -----------
        Net realized and unrealized loss on investments and foreign
          currency                                                             $(3,502,068)
                                                                               -----------
          Decrease in net assets from operations                               $(1,137,872)
                                                                               ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                 1999                   1998
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 2,364,196            $ 2,130,129
  Net realized loss on investments and foreign currency
   transactions                                                     (639,869)               (62,334)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                           (2,862,199)             1,161,232
                                                                 -----------            -----------
    Increase (decrease) in net assets from operations            $(1,137,872)           $ 3,229,027
                                                                 -----------            -----------
Distributions declared to shareholders -
  From net investment income                                     $(2,491,294)           $  (492,887)
                                                                 -----------            -----------
  Net increase in net assets from Series share
    transactions                                                 $ 2,724,216            $ 5,170,895
                                                                 -----------            -----------
      Total increase (decrease) in net assets                    $  (904,950)           $ 7,907,035
Net assets:
  At beginning of year                                            45,965,502             38,058,467
                                                                 -----------            -----------
  At end of year (including accumulated undistributed
    net investment income of $2,159,811 and $2,027,310,
    respectively)                                                $45,060,552            $45,965,502
                                                                 ===========            ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------
                                                  1999            1998             1997              1996                1995
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $10.88          $10.21           $10.58            $10.17              $ 9.82
                                                ------          ------           ------            ------              ------
Income from investment operations# -
  Net investment income(S)                      $ 0.54          $ 0.53           $ 0.61            $ 0.60              $ 0.63
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.80)           0.27            (0.73)            (0.19)               0.78
                                                ------          ------           ------            ------              ------
  Total from investment operations              $(0.26)         $ 0.80           $(0.12)           $ 0.41              $ 1.41
                                                ------          ------           ------            ------              ------
Less distributions declared to shareholders -
  From net investment income                    $(0.59)         $(0.13)          $(0.17)           $ --                $(0.42)
  From net realized gain on investments and
    foreign currency transactions                 --              --              (0.08)             --                  --
  In excess of net investment income              --              --               --                --                 (0.54)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --              --               -- +              --                  --
  From paid-in capital                            --              --               --                --                 (0.10)
                                                ------          ------           ------            ------              ------
  Total distributions declared to
    shareholders                                $(0.59)         $(0.13)          $(0.25)           $ --                $(1.06)
                                                ------          ------           ------            ------              ------
Net asset value - end of period                 $10.03          $10.88           $10.21            $10.58              $10.17
                                                ======          ======           ======            ======              ======
Total return                                     (2.50)%          7.90%           (1.13)%            4.03%              14.38%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                      1.01%           1.01%            1.00%             1.00%               1.00%
  Net investment income                           5.19%           5.11%            5.96%             5.84%               6.05%
Portfolio turnover                                 128%            270%             335%              361%                211%
Net assets at end of period (000 Omitted)      $45,061         $45,966          $38,058           $26,023              $7,424

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee of not greater than 0.25% of daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                     $ 0.54          $ 0.52           $ 0.59            $ 0.50              $ 0.53
      Ratios (to average net assets):
        Expenses##                                1.05%           1.11%            1.15%             2.03%               1.99%
        Net investment income                     5.15%           5.01%            5.81%             4.81%               5.09%
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
    + Per share amount was less than $0.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Governments Series, formerly known as MFS World Government Series (the Series), is a non-diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 29 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported on the Series tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $259,599 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1999, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions and capital loss carryforward.

At December 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $980,034 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($28,643) and December 31, 2007, ($951,391).

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $365,695.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        PURCHASES          SALES
--------------------------------------------------------------------------------
U.S. government securities                            $20,880,050    $18,323,653
                                                      ===========    ===========
Investments (non-U.S. government securities)          $38,273,080    $35,028,707
                                                      ===========    ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $46,208,027
                                                                    ===========
Gross unrealized appreciation                                       $   461,350
Gross unrealized depreciation                                        (2,456,245)
                                                                    -----------
    Net unrealized depreciation                                     $(1,994,895)
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                           YEAR ENDED DECEMBER 31, 1999            YEAR ENDED DECEMBER 31, 1998
                                        -------------------------------         -------------------------------
                                            SHARES               AMOUNT             SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              2,906,772         $ 29,919,050          3,079,990         $ 32,082,673
Shares issued to shareholders in
  reinvestment of distributions            242,344            2,491,294             48,322              492,887
Shares reacquired                       (2,882,052)         (29,686,128)        (2,631,510)         (27,404,665)
                                        ----------         ------------         ----------         ------------
    Net increase                           267,064         $  2,724,216            496,802         $  5,170,895
                                        ==========         ============         ==========         ============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $368. The Series had no borrowings during the period year.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                            NUMBER OF
                                                                            CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                    4          $106,784
Options written                                                                    49           835,100
Options terminated in closing transactions                                        (28)         (494,394)
Options exercised                                                                 (18)         (320,421)
Options expired                                                                    (1)           (6,008)
                                                                                   --          --------
Outstanding, end of period                                                          6          $121,061

At December 31, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                           CONTRACTS TO                           CONTRACTS      APPRECIATION
                  SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Sales                     3/15/00  AUD          498,347       $   317,871       $   326,053          $(8,182)
                          3/15/00  DKK       10,775,457         1,496,736         1,466,739           29,997
                2/17/00 - 3/15/00  EUR        1,535,106         1,558,992         1,553,781            5,211
                4/17/00 - 4/25/00  HKD       34,449,018         4,395,219         4,430,354          (35,135)
                          9/15/00  JPY      134,728,262         1,334,048         1,333,615              433
                                                              -----------       -----------          -------
                                                              $ 9,102,866       $ 9,110,542          $(7,676)
                                                              ===========       ===========          =======
Purchases                 3/15/00  AUD        1,486,728       $   955,791       $   972,720          $16,929
                          3/15/00  CAD          540,467           365,675           373,730            8,055
                          3/15/00  CHF        3,152,795         2,047,934         1,996,998          (50,936)
                          3/15/00  EUR        1,413,577         1,428,404         1,431,063            2,659
                4/17/00 - 4/25/00  HKD       17,466,694         2,231,081         2,246,212           15,131
                          3/15/00  JPY      371,225,901         3,625,253         3,674,601           49,348
                          3/15/00  NZD           92,186            47,172            48,093              921
                          2/17/00  PLN        1,241,920           292,000           296,580            4,580
                                                              -----------       -----------          -------
                                                              $10,993,310       $11,039,997          $46,687
                                                              ===========       ===========          =======

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $50,357 with Deutsche Bank and $31,769 with C.S. First Boston and a net payable of $43,265 with Merrill Lynch.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Global Governments Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Govenments Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Govenments Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  VWG-2 2/00 45M